Exhibit 10.6

TENTH AMENDMENT
TO
MASTER REPURCHASE AGREEMENT

TENTH AMENDMENT, dated as of March 4, 2014 (the “Amendment”), to the Master Repurchase Agreement dated as of December 3, 2010, as amended by that certain First Amendment to Master Repurchase Agreement dated as of April 8, 2011, as further amended by that certain Second Amendment to Master Repurchase Agreement dated as of June 30, 2011, as further amended by that certain Third Amendment to Master Repurchase Agreement dated as of April 13, 2012, as further amended by that certain letter dated April 27, 2012, as further amended by that certain Fourth Amendment to Master Repurchase Agreement dated as of June 29, 2012, as further amended by that certain Fifth Amendment to Master Repurchase Agreement dated as of October 26, 2012, as further amended by that certain Sixth Amendment to Master Repurchase Agreement dated as of February 8, 2013, as further amended by that certain Seventh Amendment to Master Repurchase Agreement dated as of June 21, 2013, as further amended by that certain Eighth Amendment to Master Repurchase Agreement dated as of September 3, 2013, and as further amended by that certain Ninth Amendment to Master Repurchase Agreement dated as of November 14, 2013 (the “Existing Master Repurchase Agreement”), between IMPAC MORTGAGE CORP., a California corporation, with an address at 19500 Jamboree Road #400, Irvine, California 92612 (the “Seller”), and CUSTOMERS BANK, a Pennsylvania state-chartered bank, with an address at 99 Bridge Street, Phoenixville, Pennsylvania 19460 (the “Buyer”).

RECITALS

The Seller has requested the Buyer to agree to amend the Existing Master Repurchase Agreement as set forth in this Amendment.  The Buyer is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

ARTICLE I
DEFINITIONS

Definitions.  Unless otherwise indicated, capitalized terms that are used but not defined herein shall have the meanings ascribed to them in the Existing Master Repurchase Agreement.

ARTICLE II
NAME CHANGE AND PARTIES TO THE AGREEMENT

Buyer and Seller hereby agree that AmeriHome Mortgage Corporation is removed as a party to the Existing Master Repurchase Agreement.  Buyer hereby consents to the change of Seller’s name from Excel Mortgage Servicing, Inc. to IMPAC Mortgage Corp.

ARTICLE III
AMENDMENT

1.                                      The following definitions contained in Section 1 (Definitions) of the Existing Master Repurchase Agreement are hereby deleted and replaced in their entirety by the following:

“Pricing Rate” for all Mortgage Loans except High LTV Mortgage Loans, Aged Mortgage Loans, Restructured Mortgage Loans and Repurchased Mortgage Loans, means LIBOR plus:

(1)                                 3.5% with respect to Transactions from the Purchase Date to forty-four (44) days from the Purchase Date;

(2)                                 4.5% with respect to Transactions from the forty-fifth (45th) day to the seventy-fourth (74th) day from the Purchase Date;

(3)                                 5.5% with respect to Transactions from the seventy-fifth (75th) day from the Purchase Date and thereafter;

(4)                                 the rate determined in the sole discretion of Buyer with respect to any other Transactions so identified by Buyer in agreeing to enter into such Transaction.

“Pricing Rate” for all High LTV Mortgage Loans means LIBOR plus:

(1)                                 3.75% with respect to Transactions from the Purchase Date to forty-four (44) days from the Purchase Date;

(2)                                 4.75% with respect to Transactions from the forty-fifth (45th) day from the Purchase Date and thereafter;

(3)                                 the rate determined in the sole discretion of Buyer with respect to any other Transactions so identified by Buyer in agreeing to enter into such Transaction.

“Pricing Rate” for all Aged Mortgage Loans means LIBOR plus:

(1)                                 4.25% with respect to Transactions from the Purchase Date to forty-four (44) days from the Purchase Date;

(2)                                 5.25% with respect to Transactions from forty-fifth (45th) day to the seventy-fourth (74th) day from the Purchase Date;

(3)                                 6.25% with respect to Transactions from the seventy-fifth (75th) day from the Purchase Date and thereafter;

(4)                                 the rate determined in the sole discretion of Buyer with respect to any other Transactions so identified by Buyer in agreeing to enter into such Transaction.

“Pricing Rate” for all Repurchased Mortgage Loans, means LIBOR plus:

(1)                                 3.75% with respect to Transactions from the Purchase Date to forty-four (44) days from the Purchase Date;

(2)                                 4.75% with respect to Transactions from the forty-fifth (45th) day to the seventy-fourth (74th) day from the Purchase Date;

(3)                                 5.75% with respect to Transactions from the seventy-fifth (75th) from the Purchase Date and thereafter;

(4)                                 the rate determined in the sole discretion of Buyer with respect to any other Transactions so identified by Buyer in agreeing to enter into such Transaction.

“Pricing Rate” for all Restructured Mortgage Loans means LIBOR plus:

(1)                                 3.5% with respect to Transactions from the Purchase Date to forty-four (44) days from the Purchase Date;

(2)                                 4.5% with respect to Transactions from the forty-fifth (45th) day from the Purchase Date and thereafter.

(3)                                 the rate determined in the sole discretion of Buyer with respect to any other Transactions so identified by Buyer in agreeing to enter into such Transaction.

The Pricing Rate shall change in accordance with LIBOR.

“Purchase Price Percentage” means, with respect to each Mortgage Loan except High LTV Mortgage Loans, Repurchased Mortgage Loans and Aged Mortgage Loans, ninety-eight percent (98%); for High LTV Mortgage Loans, ninety-six (96%); for Aged Mortgage Loans, ninety-five percent (95%); and for Repurchased Mortgage Loans, eighty percent (80%).

“Repurchase Date” means the date on which Seller is to repurchase the Mortgage Loans from Buyer provided that in no event shall the Repurchase Date be in excess of, for all Mortgage Loans except High LTV Mortgage Loans, Repurchased Mortgage Loans and Restructured Mortgage Loans, ninety (90) days after the Purchase Date; for High LTV Mortgage Loans and Restructured Mortgage Loans, sixty (60) days after the Purchase Date; and for Repurchased Mortgage Loans, one hundred eighty (180) days after the Purchase Date.

2.                                      The definition of GNMA Repurchase Mortgage Loan in Section 1 (Definitions) of the Existing Master Repurchase Agreement is hereby deleted in its entirety.

3.                                      The following new definition is hereby added to Section 1 (Definitions) of the Existing Master Repurchase Agreement:

“Repurchased Mortgage Loan” means a Mortgage Loan being modified or refinanced by Seller after it has been repurchased by Seller from (1) a pool of mortgage loans securing a GNMA guaranteed mortgage-backed security, (2) Fannie Mae (performing Mortgage Loans only), or (3) other investors acceptable to Buyer in its sole discretion (performed Mortgage Loans only).

4.                                      Section 3(p) of the Existing Master Repurchase Agreement is hereby deleted and replaced in its entirety by the following:

(p)                                 In the event the Repurchase Date does not occur within forty-five (45) days of the Purchase Date for any Mortgage Loan except Repurchased Mortgage Loans, Seller must immediately pay Buyer an amount equal to not less than ten percent (10%) of the Repurchase Price.  In the event the Repurchase Date does not occur within sixty (60) days of the Purchase Date, Seller must immediately pay Buyer an additional amount equal to not less than ten percent (10%) of the Repurchase Price.  In the event the Repurchase Date does not occur within seventy-five (75) days of the Purchase Date, Seller must immediately pay Buyer an additional amount equal to not less than ten percent (10%) of the Repurchase Price.  In the event the Repurchase Date does not occur within ninety (90) days of the Purchase Date, Seller must immediately pay Buyer the amount necessary to reduce the Repurchase Price to One Hundred and 00/100 Dollars.  This Section 3(p) shall not apply to Repurchased Mortgage Loans.

5.                                      Section 5(b)(12) of the Existing Master Repurchase Agreement is hereby deleted and replaced in its entirety by the following:

(12)                          The total outstanding principal balance of all Repurchased Mortgage Loans owned by Buyer after such purchase shall not exceed Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00).

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

All representations and warranties contained in the Existing Master Repurchase Agreement are true and correct as of the date of this Amendment (except to the extent that any of such representations and warranties expressly relate to an earlier date).

ARTICLE V
MISCELLANEOUS

1.                                      Ratification.  Except as expressly affected by the provisions hereof, the Existing Master Repurchase Agreement, as amended, shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto.  On and after the date hereof, each reference in the Existing Master Repurchase Agreement to “the Agreement”, “hereunder”, “herein” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

2.                                      Limited Scope.  This Amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights of the Buyer and the Seller under the Existing Master Repurchase Agreement.

3.                                      Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.                                      Caption.  The captions in the Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

5.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

6.                                      Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

ATTEST:		CUSTOMERS BANK

By:	/s/ J. Christopher Black	By:	/s/ Glenn Hedde
Name:	J. Christopher Black	Name:	Glenn Hedde
Title:	Senior Vice President	Title:	President, Warehouse Lending

ATTEST:		IMPAC MORTGAGE CORP.

By:	/s/Ron Morrison	By:	/s/ Todd Taylor
Name:	Ron Morrison	Name:	Todd Taylor
Title:	Executive Vice President & General Counsel	Title:	Chief Financial Officer

STATE OF CALIFORNIA

COUNTY OF

On this, the          day of March, 2014, before me, the undersigned officer, personally appeared Todd Taylor and Ron Morrison, who acknowledged themselves to be the Chief Financial Officer and Executive Vice President & General Counsel, respectively, of IMPAC Mortgage Corp., a corporation, and that they as Chief Financial Officer and Executive Vice President & General Counsel, being authorized to do so, executed the foregoing agreement for the purposes therein contained.

In witness whereof, I hereunto set my hand official seal.

Notary Public

Printed Name:

My Commission Expires:

Signature Page to Tenth Amendment to Master Repurchase Agreement